UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2008
DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-131626	20-4059762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, NC	Registrant’s telephone number,	27513
(Address of principal executive offices)	including area code: (919) 297-1600	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 6, 2008, Dex Media, Inc. (“DMI”), Dex Media West LLC (“DMW LLC”) and Dex Media West, Inc. (“DMWI”) entered into the Credit Agreement, dated as of June 6, 2008, among DMW LLC, as borrower, DMI, DMWI, JPMorgan Chase Bank, N.A., as administrative agent for the lenders party thereto (the “Agent”), and the several banks and other financial institutions or entities from time to time party thereto (the “Credit Agreement”). The Credit Agreement provides for (1) a $1.08 billion term loan credit facility consisting of (a) a $130 million Tranche A Term Loan (the “Tranche A Term Loan”) and (b) a $950 million Tranche B Term Loan (the “Tranche B Term Loan” and, together with the Tranche A Term Loan, the “Term Loans”) and (2) a $90 million revolving credit facility (the “Revolver”). The Revolver and the Tranche A Term Loan each bear interest at a floating rate based upon, at the option of DMW LLC, the base rate or a Eurodollar rate (each as described in the Credit Agreement) plus a margin of 2.75% (or 2.50% if DMW LLC’s leverage is less than 3.0 to 1.0 (as described in the Credit Agreement)) in the case of base rate loans or 3.75% (or 3.50% if DMW LLC’s leverage is less than 3.0 to 1.0 (as described in the Credit Agreement)) in the case of Eurodollar rate loans. The maturity date of the Revolver is October 24, 2013, or, in the event that more than $25 million of DMW LLC’s 9.875% senior subordinated notes due 2013 (or any refinancing or replacement thereof) (the “Senior Subordinated Notes”) are outstanding, the date that is three months prior to the final maturity date of such notes. The Tranche A Term Loan will begin to amortize on June 30, 2009 and shall thereafter be repayable in quarterly amounts totaling 10% in the first year thereafter, 15% in the second and third years thereafter, 20% in the fourth year thereafter and 20% payable on June 30, 2013, with the remainder being payable on October 24, 2013, or, in the event that more than $25 million of the Senior Subordinated Notes are outstanding, the date that is three months prior to the final maturity date of such notes. The Tranche B Term Loan bears interest at a floating rate based upon, at the option of DMW LLC, the base rate or a Eurodollar rate (each as described in the Credit Agreement) plus a margin of 3.00% in the case of base rate loans or 4.00% in the case of Eurodollar rate loans. The Tranche B Term Loan will begin to amortize on June 30, 2009, and shall thereafter be repayable in quarterly installments totaling 1% annually thereafter, with the remainder being payable on October 24, 2014, or, in the event that more than $25 million of the Senior Subordinated Notes are outstanding, the date that is three months prior to the final maturity date of such notes.
     The proceeds of the Term Loans were used to refinance the outstanding term loans under DMW LLC’s prior Amended and Restated Credit Agreement, dated January 31, 2006, by and among DMW LLC, DMI, DMWI, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto, as amended, and to pay related fees and expenses, with the remainder being used for general corporate purposes of DMW LLC and its subsidiaries.
     Interest is due on the loans quarterly in arrears with respect to base rate loans and at the end of each interest period (or in the case of interest periods longer than three months, every three months) with respect to Eurodollar rate loans. DMW LLC may prepay the loans under the Credit Agreement in its discretion without premium or penalty, other than a 1.0% prepayment fee in the case of the Tranche B Term Loan if refinanced under certain circumstances with new term loans on or before the first anniversary of the closing date.

     The Credit Agreement also provides for an uncommitted incremental facility whereby DMW LLC can borrow additional revolving or term loans in an aggregate amount not to exceed $400 million under certain circumstances, subject to obtaining commitments for such incremental loans, provided that no more than $200 million of the proceeds of the incremental facility may be used for purposes other than refinancing certain outstanding debt of DMW LLC.
     The Credit Agreement contains customary representations and warranties. The Credit Agreement also contains usual and customary affirmative and negative covenants that, among other things, restrict DMW LLC’s, and in certain circumstances DMWI’s, ability to (i) incur additional indebtedness; (ii) create liens; (iii) merge or consolidate with certain entities; (iv) make certain investments, advances, guarantees and acquisitions; (v) transfer assets; (vi) engage in sale-leaseback transactions; (vii) enter into certain swaps; (viii) make dividends, distributions, repurchases and other restricted payments; and (ix) engage in certain affiliate transactions. In addition, the Credit Agreement contains the following financial covenants: (i) maximum consolidated leverage, (ii) minimum interest coverage and (iii) maximum senior secured leverage. The Credit Agreement also contains a parent covenant that restricts DMI’s ability to engage in certain businesses and activities, incur certain liabilities, incur indebtedness other than certain permitted indebtedness and liens other than certain permitted liens. The Credit Agreement also contains certain customary events of default, including, but not limited to, the failure to make required payments, material breaches of representations or warranties, the failure to observe certain covenants or agreements, the failure to make required payments, failure to pay or acceleration of certain other indebtedness, bankruptcy, insolvency and a change of control. The loans under the Credit Agreement are subject to acceleration upon the occurrence of customary events of default.
     In connection with the Credit Agreement, on June 6, 2008, DMW LLC and DMWI also entered into the Guarantee and Collateral Agreement, dated as of June 6, 2008 (the “Guarantee and Collateral Agreement”), by and among DMW LLC, DMWI, the subsidiary guarantor party thereto and JPMorgan Chase Bank, N.A., as collateral agent (the “Collateral Agent”), pursuant to which DMWI and the subsidiary guarantor guarantee the obligations of DMW LLC under the Credit Agreement and DMW LLC, DMWI and the subsidiary guarantor granted a security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) to the Collateral Agent as collateral for the loans.
     In connection with the Credit Agreement, on June 6, 2008, DMI entered into the Pledge Agreement, dated as of June 6, 2008 (the “Pledge Agreement”), by and between DMI and the Collateral Agent, pursuant to which DMI pledged the stock of DMWI to the Collateral Agent as collateral for the loans.
     The Credit Agreement, the Guarantee and Collateral Agreement and the Pledge Agreement are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K. The foregoing descriptions of the Credit Agreement, the Guarantee and Collateral Agreement and the Pledge Agreement are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference thereto.
     Certain of the lenders and agents and their affiliates have engaged in transactions with and performed commercial and investment banking, financial advisory and/or lending services for

DMW LLC and its affiliates from time to time for which they have received customary compensation, and may do so in the future.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 1.01 of this Current Report on Form 8-K relating to the Credit Agreement is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

10.1	Credit Agreement, dated June 6, 2008, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of R.H. Donnelley Corporation, filed with the Securities and Exchange Commission on June 9, 2008, Commission File No. 001-07155).

10.2	Guarantee and Collateral Agreement, dated as of June 6, 2008, among Dex Media West LLC, Dex Media West, Inc., the subsidiary guarantor party thereto and JPMorgan Chase Bank, N.A., as collateral agent (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of R.H. Donnelley Corporation, filed with the Securities and Exchange Commission on June 9, 2008, Commission File No. 001-07155).

10.3	Pledge Agreement, dated as of June 6, 2008, among Dex Media, Inc. and JPMorgan Chase Bank, N.A., as collateral agent (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of R.H. Donnelley Corporation, filed with the Securities and Exchange Commission on June 9, 2008, Commission File No. 001-07155).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX MEDIA, INC.
/s/ Mark W. Hianik
Name:	Mark W. Hianik
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: June 6, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Credit Agreement, dated June 6, 2008, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of R.H. Donnelley Corporation, filed with the Securities and Exchange Commission on June 9, 2008, Commission File No. 001-07155).

10.2	Guarantee and Collateral Agreement, dated as of June 6, 2008, among Dex Media West LLC, Dex Media West, Inc., the subsidiary guarantor party thereto and JPMorgan Chase Bank, N.A., as collateral agent (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of R.H. Donnelley Corporation, filed with the Securities and Exchange Commission on June 9, 2008, Commission File No. 001-07155).

10.3	Pledge Agreement, dated as of June 6, 2008, among Dex Media, Inc. and JPMorgan Chase Bank, N.A., as collateral agent (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of R.H. Donnelley Corporation, filed with the Securities and Exchange Commission on June 9, 2008, Commission File No. 001-07155).